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                                                                  Exhibit 10.102

                                                                       EXHIBIT F
                                                             TO CREDIT AGREEMENT

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                                    GUARANTEE

                          Dated as of December 15, 1999

                                   in favor of

                            THE CHASE MANHATTAN BANK,

                             as Administrative Agent

                                     made by

                            MIDWEST GENERATION, LLC,

                                  as Guarantor


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         GUARANTEE dated as of December 15, made by MIDWEST GENERATION, LLC (the
"GUARANTOR") in favor of THE CHASE MANHATTAN BANK, as Administrative Agent.

         Edison Mission Midwest Holdings Co. ("Holdings"), certain lenders and The Chase Manhattan Bank as Administrative Agent for said lenders are parties to a Credit Agreement (as amended, modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") dated as of December 15, 1999, providing, subject to the terms and conditions thereof, for loans to be made by said lenders to Holdings in an aggregate principal amount not exceeding $1,829,000,000.

         The Guarantor, a 100% directly owned subsidiary of Holdings, has agreed to make this Guarantee in accordance with Section 6.1.1 of the Credit Agreement, to induce the Lenders to enter into the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS.

         1.01 DEFINED TERMS. Each capitalized term used herein (including in the preamble and recitals hereto) and not otherwise defined herein shall have the definition assigned to that term in the Credit Agreement

         1.02 INTERPRETATION. The rules of interpretation set forth in Section
1.2 of the Credit Agreement shall apply MUTATIS MUTANDIS to this Guarantee as if set forth in full in this Section 1.02.

                              ARTICLE 2. GUARANTEE.

         2.01 THE GUARANTEE. The Guarantor hereby irrevocably guarantees to the Administrative Agent for the benefit of the Lenders and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to Holdings and all indebtedness of Holdings to any of the Lenders in respect of any Interest Rate Hedging Transactions entered into by Hold ings pursuant to Section 8.2.1 of the Credit Agreement and all other amounts from time to time owing to the Lenders or the Administrative Agent under the Credit Agreement, in each case strictly in accordance with the terms thereof (such obliga tions being herein collectively called the "GUARANTEED OBLIGATIONS"). The Guarantor hereby further agrees that if Holdings shall full to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

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         2.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under
Section 2.01 are absolute and unconditional, irrespective of the value, genuine ness, validity, regularity or enforceability of the obligations of Holdings under the Credit Agreement or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above:

         (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

         (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or any other agreement or instrument referred to therein shall be done or omitted;

         (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or any other agreement or assignment referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

         (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against Holdings under the Credit Agreement or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

         2.03 REINSTATEMENT. The obligations of the Guarantor under this Article 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Holdings in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed


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Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         2.04 SUBROGATION. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under the Credit Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 2.01, whether by subrogation or otherwise, against Holdings or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

         2.05 REMEDIES. The Guarantor agrees that, as between the Guarantor and the Lenders, the obligations of Holdings under the Credit Agreement may be declared to be forthwith due and payable as provided in Article 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article 9) for purposes of Section 2.01 notwith standing any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Holdings and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Holdings) shall forthwith become due and payable by the Guarantor for purposes of Section 2.01.

         2.06 INSTRUMENT FOR THE PAYMENT OF MONEY. The Guarantor hereby acknowledges that the guarantee in this Article 2 constitutes an instrument for the payment of money, and consents and agrees that the Administrative Agent, at its sole option, in the event of a dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

         2.07 CONTINUING GUARANTEE. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

         The Guarantor represents and warrants to the Lenders that:

         3.01 ORGANIZATION; QUALIFICATION. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could


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not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualifica tion is required.

         3.02 AUTHORITY. The entering into and performance of this Guarantee is within its corporate powers and have been duly authorized by all necessary company and other action. This Guarantee has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity or as indicated in the legal opinions delivered pursuant to Section 6.1.13(ii) of the Credit Agreement.

         3.03 GOVERNMENTAL APPROVALS. It has received or has the benefit of all Governmental Approvals which are necessary for the execution, delivery and performance of its obligations under this Guarantee. The entering into and performance of this Guarantee (i) will not violate any applicable law or regulation or its charter, limited liability company agreement or other organizational documents or any order of any Governmental Authority, (ii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon it or its assets, or give rise to a right thereunder to require any payment to be made by any it, and (iii) will not result in the creation or imposition of any Lien on any of its assets.

                  3.04 LEGAL PROCEEDINGS. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to its knowledge, threatened against it (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Guarantee.

                            ARTICLE 4. MISCELLANEOUS.

         4.01 NO WAIVER. No failure on the part of the Administrative Agent or the Guarantor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the Guarantor of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein axe cumulative and are not exclusive of any remedies provided by applicable law.

         4.02 NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers under, this Guarantee) shall be given or made in writing (including, without limita tion, by telecopy) delivered to the intended recipient at the "Address for


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Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given (a) when received by certified mail or by an interna tional courier, such as Federal Express, by such Person, at said address of such Person or (b) when transmitted by facsimile to the number specified below and the receipt confirmed telephonically by recipient, PROVIDED that such facsimile is promptly followed by a copy of such notice delivered to such Person by postage-prepaid certified mail, or by an international courier, such as Federal Express.

         4.03 EXPENSES. The Guarantor agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Guarantee, and for the defending or asserting of rights and claims of the Admin istrative Agent in respect thereof, by litigation or otherwise.

         4.04 WAIVERS, ETC. The terms of this Guarantee maybe waived, altered or amended only by an assignment in writing duly executed by the Administrative Agent and the Guarantor. Any such amendment or waiver shall be binding upon each Lender, the Administrative Agent and the Guarantor

         4.05 SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Administrative Agent and the Guarantor.

         4.06 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Guarantee may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Guarantee by signing any such counterpart. This Guarantee constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof

         4.07 SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         4.08 HEADINGS. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guarantee.

         4.09 SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY ANY PARTY HERETO OR ANY OTHER PERSON AGAINST THE OTHER PARTY HERETO, THE


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ADMINISTRATIVE AGENT OR ANY LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS,
EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS, OR ANY ACT, OMISSION OR EVENT OCCUR RING IN CONNECTION THERE WITH AND EACH PARTY HERETO HEREBY WAIVES, RELEASES AND AGREES, FOR ITSELF AND THOSE WHO CLAIM THROUGH IT, NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR

         4.10 WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT (FOR ITSELF AND ON BEHALF OF EACH LENDER) AND THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         4.11 NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS, AND NO PERSON (OTHER THAN THE PARTIES HERETO AND THEIR SUCCES SORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

         4.12 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Guarantee shall be governed by, and construed in accordance with, the law of the state of New York, without regard to the conflict of laws rules thereof other than Section 5-1401 of the New York General Obligations Law. The Guarantor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.


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         IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered as of the day and year first above written.

                                       THE CHASE MANHATTAN BANK,
                                           as Administrative Agent

                                       By: /s/ Thomas L. Casey
                                           ----------------------------------
                                             Name: Thomas L. Casey
                                             Title: Vice President

                                       Address for Notices:
                                       Loan & Agency Services Group
                                       The Chase Manhattan Bank
                                       Eighth Floor
                                       New York, New York 10005
                                       Attention: Michael Cerniglia
                                       Telephone No.: (212) 270-5777

                                       With a copy to:
                                       270 Park Avenue
                                       New York, New York 10017
                                       Attention: Thomas Casey
                                       Telephone No.: (212) 270-3089

                                       MIDWEST GENERATION, LLC,
                                             as Guarantor

                                       By: /s/ John P. Finneran, Jr.
                                           ----------------------------------
                                             Name: John P. Finneran, Jr.
                                             Title: Vice President

                                       Address for Notices:
                                       One Financial Place
                                       440 South LaSalle Street
                                       Suite 3500
                                       Chicago, IL 60605
                                       Attention: Georgia R. Nelson



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